UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2025

Li-Cycle Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)

Province of Ontario, Canada	001-40733	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

207 Queens Quay West, Suite 590, Toronto, ON M5J IA7, Canada

(Address of principal executive offices, including zip code)

(877) 542-9253

(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	LICY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Background

As previously disclosed in the Current Reports on Form 8-K of Li-Cycle Holdings Corp. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2024 and March 25, 2024 (the “March 8-Ks”), the Company issued and sold to Glencore Canada Corporation (“Glencore”) a senior secured convertible note (the “Senior Secured Convertible Note”) in an aggregate principal amount of $75,000,000 on March 25, 2024, in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Transaction”), pursuant to a Note Purchase Agreement dated March 11, 2024, and as amended and restated on March 25, 2024, among the Company, Glencore and Glencore Ltd. (“Glencore Intermediate”).

In connection with the Transaction, on March 25, 2024, the Company also amended and restated certain existing unsecured convertible notes that were issued to Glencore in two tranches (being the “First A&R Glencore Convertible Note”, having an original principal amount of $116,551,170.40, and the “Second A&R Glencore Convertible Note”, having an original principal amount of $114,615,632, and collectively, the “A&R Glencore Convertible Notes”, and together with the Senior Secured Convertible Note, collectively, the “Glencore Notes”), which notes amended, restated, consolidated and superseded in their entirety the convertible note originally issued by the Company to Glencore Intermediate on May 31, 2022 and the additional unsecured convertible notes issued in satisfaction of interest due and paid in kind thereunder. Each A&R Glencore Convertible Note includes an event-driven modification applicable to it. The modification to the First A&R Glencore Convertible Note occurred on December 9, 2024 (the “First Modification Date”), as a result of which the First A&R Glencore Convertible Note was automatically amended pursuant to its terms. The modification to the Second A&R Glencore Convertible Note will take place no later than June 1, 2026 in accordance with the terms of the Second A&R Glencore Convertible Note (such date, the “Second Modification Date”).

Pursuant to (i) the First A&R Glencore Convertible Note, no later than the First Modification Date, the Company was required to cause Li-Cycle U.S. Inc., Li-Cycle North America Hub, Inc., Li-Cycle Inc. (collectively, the “U.S. Subsidiaries”) and its certain other subsidiaries to guarantee the obligations of the Company under the First A&R Glencore Convertible Note and to enter into collateral documentation to secure their respective obligations under such guaranty (which, with respect to the guarantee and grant of security by the U.S. Subsidiaries, and the grant of the equity interests in the U.S. Subsidiaries, has been extended to January 15, 2025 or such later date as Glencore may agree, as noted below), and (ii) the Second A&R Glencore Convertible Note, on the Second Modification Date, the Company is required to cause the U.S. Subsidiaries and its certain other subsidiaries to guarantee the obligations of the Company under the Second A&R Glencore Convertible Note and to enter into collateral documentation to secure their respective obligations under such guaranty (such required entry into guaranty and other collateral documentation by the U.S. Subsidiaries and with respect to the pledge of the equity interests of Li-Cycle U.S. Inc. by Li-Cycle Americas Corp. (the “Parent”) pursuant to the A&R Glencore Convertible Notes, the “Proposed Glencore Transactions”).

Omnibus Amendment and Consent Agreement regarding LARA and Sponsor Support Agreement

On January 13, 2025, the U.S. Subsidiaries, the Company, the Parent, the United States Department of Energy (the “DOE”), and Citibank N.A., acting through its agency and trust division, (the “Collateral Agent”) entered into the Omnibus Amendment and Consent Agreement (the “Omnibus Amendment and Consent Agreement”), with respect to (i) the Loan Arrangement and Reimbursement Agreement, dated as of November 7, 2024, by and among the U.S. Subsidiaries and the DOE (the “LARA”) and (ii) the Sponsor Support Agreement, dated as of November 7, 2024, by and among by Li-Cycle U.S. Inc., the Company, the Parent, the Collateral Agent and the DOE (the “Sponsor Support Agreement”).

Pursuant to the terms of the LARA and related security documents, each of the U.S. Subsidiaries (each, a borrower or guarantor under the LARA), the Company and the Parent must first obtain consent of the DOE and the Collateral Agent prior to entering into the Proposed Glencore Transactions.

Accordingly, the U.S. Subsidiaries, the Company and Parent requested the DOE’s and the Collateral Agent’s consent to the Proposed Glencore Transactions and to certain conforming changes to the LARA and Sponsor Support Agreement, which consent has been granted pursuant to the Omnibus Amendment and Consent Agreement.

The Omnibus Amendment and Consent Agreement also provides the DOE’s consent for the Company to amend and restate its nickel sulphate offtake agreement with LG Energy Solution, Inc. (“LGES”), and to terminate a related manufacturing scrap offer agreement with LGES. The amendments to the off-take agreement will defer the commencement of the Company’s nickel sulphate supply obligations from 2025 to 2028 and will expand the range of supply options, in view of the Company’s current plans to produce a mixed hydroxide precipitate (or MHP), rather than nickel sulphate, at its future Rochester Hub.

Security and Guarantees by U.S. Subsidiaries under the A&R Glencore Convertible Notes

As previously disclosed in the Current Report on Form 8-K of the Company filed with the SEC on December 9, 2024 (together with the March 8-Ks, the “Initial 8-Ks”), on the First Modification Date, a Note Guaranty (the “Note Guaranty”) was entered into by and among Li-Cycle Corp., Li-Cycle Americas Corp., Li-Cycle Europe AG and Li-Cycle Germany GmbH (collectively, the “Note Guarantors”) and Glencore as Noteholder (the “Noteholder”), pursuant to which the Note Guarantors have guaranteed all obligations of the Company with respect to the First A&R Glencore Convertible Note on terms consistent with the guaranty provided by the Note Guarantors with respect to the Senior Secured Convertible Note. The Company and the Note Guarantors granted perfected, first priority security interests (subject to customary exceptions and permitted liens) to the Noteholder in their respective assets, including intellectual property and a pledge of the equity interests of each other of the Note Guarantors. Glencore, in its capacity as Collateral Agent under the Senior Secured Convertible Note and Initial Additional Authorized Secured Party under the First A&R Glencore Convertible Note, entered into a pari passu intercreditor agreement (the “Pari Passu Intercreditor Agreement”) which was acknowledged and agreed by the Company and the Note Guarantors. Additionally, pursuant to the Note Guaranty, Glencore acknowledged and agreed that (i) the U.S. Subsidiaries would not be required to provide any security or guarantees to secure the obligations of the Company pursuant to the First A&R Glencore Convertible Note and (ii) no subsidiary of the Company would be required to grant any liens on the equity interests of the U.S. Subsidiaries, in each case, until January 15, 2025 (or such later date as Glencore may agree).

Following the entering into of the Omnibus Amendment and Consent Agreement, effective January 13, 2025, (i) in connection with the First A&R Glencore Convertible Note, (x) the U.S. Subsidiaries entered into a Subsidiary Joinder Agreement to the Note Guaranty (the “Subsidiary Joinder Agreement”) in order to guaranty all obligations of the Company with respect to the First A&R Glencore Convertible Note and to acknowledge and agree to the Pari Passu Intercreditor Agreement, (y) the U.S. Subsidiaries entered into a U.S. Pledge and Security Agreement (the “U.S. Pledge and Security Agreement”), pursuant to which, the U.S. Subsidiaries granted perfected, first priority security interests (subject to customary exceptions and permitted liens) to the Noteholder in their respective assets, including intellectual property and a pledge of the equity interests of each other applicable Note Guarantors, to the Noteholder, to secure their respective obligations under the Note Guaranty and (z) the Parent entered into a U.S. Stock Pledge Agreement (“U.S. Stock Pledge Agreement”), pursuant to which the Parent pledged its equity interest in Li-Cycle U.S. Inc. to the Noteholder to secure its obligations under the Note Guaranty; and (ii) in connection with the Second A&R Convertible Note, (x) the U.S. Subsidiaries and the Parent, as Note Guarantors, and Glencore, as Noteholder, entered into a Note Guaranty (the “Second A&R Note Guaranty”), pursuant to which the Note Guarantors will, upon the occurrence of the Second Modification Date, guarantee all obligations of the Company with respect to the Second A&R Glencore Convertible Note on the terms set forth therein, (y) the U.S. Subsidiaries entered into a Second U.S. Pledge and Security Agreement (the “Second U.S. Pledge and Security Agreement”), pursuant to which the U.S. Subsidiaries will, upon the occurrence of the Second Modification Date, grant perfected, first priority security interests (subject to customary exceptions and permitted liens) to the Noteholder in their respective assets, including intellectual property and a pledge of the equity interests of each other applicable Note Guarantors, to the Noteholder, to secure their respective obligations under the Second A&R Note Guaranty and (z) the Parent entered into a Second U.S. Stock Pledge Agreement (the “Second U.S. Stock Pledge Agreement”), pursuant to which the Parent will, upon the occurrence of the Second Modification Date, pledge its equity interest in Li-Cycle U.S. Inc. to the Noteholder to secure its obligations under the Second A&R Note Guaranty.

The information disclosed in Item 1.01 of the Initial 8-Ks is incorporated by reference into this Item 1.01.

The foregoing descriptions of the Omnibus Amendment and Consent Agreement, the Subsidiary Joinder Agreement, the U.S. Stock Pledge Agreement, the U.S. Pledge and Security Agreement, the Second A&R Note Guaranty, the Second U.S. Stock Pledge Agreement and the Second U.S. Pledge and Security Agreement are qualified in their entirety by reference to the full text of the Omnibus Amendment and Consent Agreement, the Subsidiary Joinder Agreement, the U.S. Stock Pledge Agreement, the U.S. Pledge and Security Agreement, the Second A&R Note Guaranty, the Second U.S. Stock Pledge Agreement and the Second U.S. Pledge and Security Agreement, copies of which are filed as Exhibits 10.1. 4.1, 10.2, 10.3, 10.4, 10.5 and 10.6 hereto, respectively, and are in each case incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of the Report is incorporated by reference herein to this Item 2.03.

Item 3.02	Unregistered Sale of Equity Securities.

The information in Item 1.01 of the Report is incorporated by reference herein to this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

4.1	Subsidiary Joinder Agreement by Li-Cycle U.S. Inc., Li-Cycle Inc., and Li-Cycle North America Hub, Inc. dated as of January 13, 2025 to the Note Guaranty Agreement dated as of December 9, 2024, by and among Li-Cycle Corp., Li-Cycle Americas Corp., Li-Cycle Europe AG, Li-Cycle Germany GmbH and Glencore Canada Corporation

10.1†	Omnibus Amendment and Consent Agreement, dated as of January 13, 2025, by and among Li-Cycle U.S. Inc., Li-Cycle North America Hub, Inc., Li-Cycle Inc., Li-Cycle Holdings Corp., Li-Cycle Americas Corp., the United States Department of Energy, and Citibank N.A., acting through its agency and trust division

10.2	U.S. Stock Pledge Agreement dated as of January 13, 2025, by and among Li-Cycle Americas Corp. and Glencore Canada Corporation

10.3†	U.S. Pledge and Security Agreement dated as of January 13, 2025, by and among Li-Cycle U.S. Inc., Li-Cycle Inc., Li-Cycle North America Hub, Inc., and Glencore Canada Corporation

10.4	Second A&R Note Guaranty dated as of January 13, 2025, by and among Li-Cycle Americas Corp., Li-Cycle U.S. Inc., Li-Cycle Inc., Li-Cycle North America Hub, Inc., and Glencore Canada Corporation

10.5	Second U.S. Stock Pledge Agreement dated as of January 13, 2025, by and among Li-Cycle Americas Corp. and Glencore Canada Corporation

10.6†	Second U.S. Pledge and Security Agreement dated as of January 13, 2025, by and among Li-Cycle U.S. Inc., Li-Cycle Inc., Li-Cycle North America Hub, Inc., and Glencore Canada Corporation

104	Cover Page Interactive Data File (formatted as inline XBRL)

†	Schedules to this exhibit have been omitted pursuant to Item 601(a)(5) of Registration S-K. The Company hereby agrees to furnish a copy of any omitted schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LI-CYCLE HOLDINGS CORP.

By:	/s/ Ajay Kochhar
Name:	Ajay Kochhar
Title:	President & CEO and Director

Date: January 14, 2025